SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):   March 23, 1994





                        LSI LOGIC CORPORATION
        (Exact name of registrant as specified in its charter)




  Delaware                            0-11674                 94-2712976

 (State or other jurisdiction       (Commission             (IRS Employer
        of incorporation)         File Number)            Identification No.)

     1551 McCarthy Blvd., Milpitas, California                     95035
        (Address of principal executive offices)                  (Zip Code)

   Registrant's telephone number, including area code:        (408) 433-8000

                            Not Applicable
      (Former name or former address, if changed since last report)



     Item 5.   Other Events

   On March 23, 1994, LSI Logic Corporation (the "Registrant") gave public notice of the closing of an offering of $143,750,000 in convertible subordinated notes not registered or required to be registered under the Securities Act of 1933, as amended. Attached as Exhibit 99.2 to this Current Report on Form 8-K is the text of the notice of the closing of the offering given by the Registrant on March 23, 1994.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               99.2     Text of Press Release dated March 23, 1994



                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:   March 23, 1994                  LSI LOGIC CORPORATION

                                             /s/ Albert A. Pimentel

                                            Albert A. Pimentel
                                            Senior Vice President, Finance
                                            and Chief Financial Officer



                          INDEX TO EXHIBITS

     Exhibit

     99.2      Text of Press Release dated March 23, 1994.